                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 8, 2005

                           JETBLUE AIRWAYS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                       000-49728           87-0617894
(State of Other Jurisdiction of          (Commission        (I.R.S. Employer
          Incorporation)                  File Number)      Identification No.)

              118-29 QUEENS BOULEVARD, FOREST HILLS, NEW YORK 11375
               (Address of principal executive offices) (Zip Code)

                                 (718) 709-3026
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     JetBlue Airways Corporation is filing this report to clarify certain comments relating to forecasted results of operations for the second half of
2005 attributed to JetBlue's Chairman and Chief Executive Officer, David
Neeleman, in an interview with Reuters published on July 8, 2005. Based on the company's current and preliminary financial forecast, which assumes an aircraft fuel price of $1.68 per gallon, net of hedges, in the second half of 2005 and consistent with the company's practice of providing earnings guidance on an operating margin basis, JetBlue currently continues to expect to report an operating profit in the second half of 2005. However, if fuel remains at the assumed price of $1.68 per gallon, net of hedges, for the second half, the company would expect to report a lower operating margin in the second half relative to its prior guidance, which was based on an assumed aircraft fuel price of $1.45 per gallon, net of hedges, in the second half of 2005.

     Additional information will be available at the company's regularly scheduled second quarter earnings conference call, which will be held on July 21 at 10:00 a.m. ET and available at http://investor.jetblue.com.

     This report contains statements of a forward-looking nature which represent our management's beliefs and assumptions concerning future events.
Forward-looking statements involve risks, uncertainties and assumptions and are based on information currently available to us. Actual results may differ materially from those expressed in the forward looking statements due to many factors, including without limitation, our extremely competitive industry, our ability to implement our growth strategy including the integration of the
Embraer E190 aircraft into our operations, our significant fixed obligations, our ability to maintain our culture, our reliance on high daily aircraft utilization, increases in maintenance costs, fuel prices, insurance costs and interest rates, our dependence on the New York market, our reliance on automated systems and technology, our reliance on sole suppliers, additional government regulation and future acts of terrorism or the threat of such acts or escalation of U.S. military involvement overseas. Information concerning these and other factors is contained in the Company's Securities and Exchange Commission
filings, including but not limited to, the Company's 2004 Annual Report on Form
10-K/A and Quarterly Reports on Form 10-Q. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this report.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          JETBLUE AIRWAYS CORPORATION

Date: July 11, 2005                       By: /s/ HOLLY NELSON
                                              --------------------------------
                                              Vice President and Controller
                                              (principal accounting officer)